SECTION 906 CERTIFICATION

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Balanced Strategy Fund
Cornerstone Strategy Fund
Growth & Tax Strategy Fund
Emerging Markets Fund
Emerging Markets Fund - Adviser Shares
Emerging Markets Fund - Institutional Shares
Treasury Money Market Trust
Managed Allocation Fund
International Fund
International Fund - Adviser Shares
International Fund - Institutional Shares
World Growth Fund
World Growth Fund - Adviser Shares
Precious Metals and Minerals Fund
Precious Metals and Minerals Fund - Adviser Shares
Precious Metals and Minerals Fund - Institutional Shares
GNMA Trust
GNMA Trust - Adviser Shares


In connection with the Semi-Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   01/30/2012                    /S/ CHRISTOPHER W. CLAUS
      --------------                  -----------------------------
                                      Christopher W. Claus
                                      President
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                         SECTION 906 CERTIFICATION

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Balanced Strategy Fund
Cornerstone Strategy Fund
Growth & Tax Strategy Fund
Emerging Markets Fund
Emerging Markets Fund - Adviser Shares
Emerging Markets Fund - Institutional Shares
Treasury Money Market Trust
Managed Allocation Fund
International Fund
International Fund - Adviser Shares
International Fund - Institutional Shares
World Growth Fund
World Growth Fund - Adviser Shares
Precious Metals and Minerals Fund
Precious Metals and Minerals Fund - Adviser Shares
Precious Metals and Minerals Fund - Institutional Shares
GNMA Trust
GNMA Trust - Adviser Shares


In connection with the Semi-Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   01/30/2012                    /S/ ROBERTO GALINDO, JR.
      --------------                  -----------------------------
                                      Roberto Galindo, Jr.
                                      Treasurer